UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934


            Date of Report (Date of earliest reported): June 9, 2003



                         BEVSYSTEMS INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)



    Florida                          333-44315               84-1352529
    (State or other jurisdiction    (Commission            (IRS Employer
     of incorporation)               File Number)           Identification No.)



    1315 Cleveland Street, Clearwater, Florida                  33755
     (Address of principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code: (727) 446-2999

ITEM 4.  Change in Registrant's Certifying Accountant

     On June 10, 2003, Bevsystems International, Inc., a Florida corporation (the "Company"), notified Rosenberg Rich Baker Berman & Co. ("Rosenberg"), its independent public accountants, that the Company was terminating its services, effective as of that date. The Company's Board of Directors approved such decision.

     Rosenberg did not issue a report on the Company's financial statements during the Company's two most recent fiscal years and any subsequent interim period and, therefore, no report contained an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope, or accounting principle. Furthermore, during the two most recent fiscal years and any subsequent interim period, there were no disagreements with Rosenberg within the meaning of Instruction 4 to Item 304 of Regulation S-B under the Securities Exchange Act of 1934 on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Rosenberg, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement in connection with any report they might have issued.

         On June 9, 2003, the Company engaged Massella Rounbus LLP ("Massella"), as its independent public accountants. The Company did not previously consult with Massella regarding any matter, including but not limited to:

   o the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or
   o any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-B).



ITEM 7.  Financial Statements and Exhibits

        1. Letter from Rosenberg Rich Baker Berman & Co., dated June 10, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 BEVSYSTEMS INTERNATIONAL, INC.



Date:  June 17, 2003                                 /s/Robert Tatum
                                                     ------------------
                                                     Robert Tatum,
                                                     Chief Executive Officer

                      Rosenberg Rich Baker Berman & Company
                           A Profession Association of
                          Certified Public Accountants
                        380 Foothill Road - P.O. Box 6483
                           Bridgewater, NJ 08807-0483
                      Phone: 908-231-1000/Fax: 908/231-6894
                  Website: www.rrbb.com - Email: info@rrbb.com



June 10, 2003

Bevsystems International, Inc.
1315 Cleveland Street
Clearwater, Florida 33131


Attention: Robert Tatum, President

Dear Mr. Tatum:

We have read Item 4 included in the Form 8-K dated June 10, 2003, to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Yours truly,

/s/ Rosenberg Rich Baker Berman & Company